EXHIBIT 1.1


[Industry Canada logo]

Industry Canada                              Industrie Canada

Certificate                                  Certificat
of Amendment                                 de modification


Canada Business                              Loi canadienne sur
Corporations Act                             les societes par actions


================================================================================
Moving Bytes Inc.                            377885-1


--------------------------------             ---------------------------------
Name of corporation-Denomination             Corporation number - Numero de la
de la societe                                societe


I hereby certify that the articles of        Je certifie que les statuts de la
the above-named corporation were             societe susmentionnee ont ete
amended:                                     modifies:

a) under section 13 of the Canada            [ ] a) en vertu de l'article 13 de
   Business Corporations Act in                     la Loi canadienne sur les
   accordance with the attached                     societes par actions,
   notice;                                          conformement a l'avis ci-
                                                    joint;

b) under section 27 of the Canada            [ ] b) en vertu de l'article 27 de
   Business Corporations Act as set                 la Loi canadienne sur les
   out in the attached articles of                  societes par actions, tel
   amendment designating a series of                qu'il est indique dans les
   shares;                                          clauses modificatrices ci-
                                                    jointes designant une serie
                                                    d'actions;

c) under section 179 of the Canada           [X] c) en vertu de l'article 179 de
   Business Corporations Act as set                 la Loi canadienne sur les
   out in the attached articles of                  societes par actions, tel
   amendment;                                       qu'il est indique dans les
                                                    clauses modificatrices ci-
                                                    jointes;

d) under section 191 of the Canada           [ ] d) en vertu de l'article 191 de
   Business Corporations Act as set                 la Loi canadienne sur les
   out in the attached articles of                  societes par actions, tel
   reorganization;                                  qu'il est indique dans les
                                                    clauses reorganisation ci-
                                                    jointes;


/s/ [Illegible]                             July 24, 2002/le 24 juillet 2002
Director-Directeur                      Date of Amendment - Date de modification
================================================================================


CANADA